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                                                                    EXHIBIT 99.1

FOR IMMEDIATE DISTRIBUTION

CONTACT: Corporate Communications
         404-715-2554

         Investor Relations
         404-715-6679

    DELTA AIR LINES OBTAINS COMMITMENT FOR $600 MILLION FINANCING TRANSACTION

        ATLANTA, Oct. 25, 2004 - Delta Air Lines (NYSE: DAL) today announced that it has entered into a commitment letter with American Express Travel Related Services Company, Inc. (NYSE: AXP), ("Amex") to provide up to $600 million of financing to Delta, subject to satisfaction of certain conditions.

        Up to $100 million of the financing will be in the form of a loan from Amex as part of a new credit facility currently being negotiated with other lenders, for which a commitment has not yet been obtained from such other lenders and $500 million of the amount will be in the form of a prepayment of SkyMiles. The prepayment by Amex to Delta will be made in two installments, each in an amount of $250 million, and each subject to significant conditions that are set forth in greater detail in the Form 8-K that Delta Air Lines filed today with the Securities and Exchange Commission. The first installment would be paid upon timely satisfaction of the conditions and the second installment would be paid, subject to the conditions, on a business day specified by Delta that is at least 90 days after the initial prepayment installment.

        Both the credit facility and the prepayment facility would be fully collateralized by a pool of assets. The prepayment would be credited in equal monthly installments toward SkyMiles purchases to be made by Amex during the 24 month period beginning on the first anniversary of the initial prepayment installment and ending on the third anniversary of that installment.

         Delta and its wholly owned subsidiary, Delta Loyalty Management Services, Inc., the manager of the Delta SkyMiles Program, also signed agreements with Amex for a multi-year extension of their co-branded credit card, Membership Rewards, and merchant services relationships.

        "As our September quarter 2004 losses demonstrate, time is now very critical for Delta," said Gerald Grinstein, Delta's chief executive officer. "American Express' role in Delta's transformation process demonstrates the commitment and determination of one of our key stakeholders in helping to restructure the company."

                                     -more-


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STATEMENTS IN THIS NEWS RELEASE THAT ARE NOT HISTORICAL FACTS, INCLUDING
STATEMENTS REGARDING DELTA'S ESTIMATES, BELIEFS, EXPECTATIONS, INTENTIONS, STRATEGIES OR PROJECTIONS, MAY BE "FORWARD-LOOKING STATEMENTS" AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ALL FORWARD-LOOKING STATEMENTS INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE ESTIMATES, BELIEFS, EXPECTATIONS, INTENTIONS, STRATEGIES AND PROJECTIONS REFLECTED IN OR SUGGESTED BY THE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, OUR ABILITY TO REDUCE OPERATING EXPENSES, OUR ABILITY TO OBTAIN NECESSARY FINANCING OR DEBT PAYMENT DEFERRALS TO MEET OUR LIQUIDITY NEEDS, OUR PENSION PLAN FUNDING OBLIGATIONS, PILOT EARLY RETIREMENTS, THE COST OF AIRCRAFT FUEL, THE EFFECT OF CREDIT RATINGS DOWNGRADES, INTERRUPTIONS OR DISRUPTIONS IN SERVICE AT ONE OF OUR HUB AIRPORTS, OUR INCREASING DEPENDENCE ON TECHNOLOGY IN OUR OPERATIONS, THE OUTCOME OF NEGOTIATIONS ON COLLECTIVE BARGAINING AGREEMENTS AND OTHER LABOR ISSUES, THE EFFECTS OF TERRORIST ATTACKS, RESTRUCTURINGS BY COMPETITORS AND COMPETITIVE CONDITIONS IN THE AIRLINE INDUSTRY. ADDITIONAL INFORMATION CONCERNING RISKS AND UNCERTAINTIES THAT COULD CAUSE DIFFERENCES BETWEEN ACTUAL RESULTS AND FORWARD-LOOKING STATEMENTS IS CONTAINED IN DELTA'S SECURITIES AND EXCHANGE COMMISSION FILINGS, INCLUDING ITS FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2004, FILED WITH THE COMMISSION ON AUG. 9, 2004 AND ITS FORM 8-K FILED WITH THE COMMISSION ON OCT. 15, 2004. CAUTION SHOULD BE TAKEN NOT TO PLACE UNDUE RELIANCE ON DELTA'S FORWARD-LOOKING STATEMENTS, WHICH REPRESENT DELTA'S VIEWS ONLY AS OF OCT. 25, 2004, AND WHICH DELTA HAS NO CURRENT INTENTION TO UPDATE.

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                                                                    1004/337-ALB
                                                                            amex